[FIRST COLORADO BANCORP LETTERHEAD]

June 10, 1996

To Our Stockholders:

      We are pleased to invite you to attend a Special Meeting of Stockholders (the "Meeting") of First Colorado Bancorp, Inc. (the "Company") to be held at the Denver Marriott West, 1717 Denver West Marriott Boulevard, Golden, Colorado, on Wednesday, July 24, 1996, at 3:00 p.m.

      The enclosed Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ Malcolm E. Collier, Jr.
                                          Malcolm E. Collier, Jr.
                                          Chairman


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- -------------------------------------------------------------------------------
                          FIRST COLORADO BANCORP, INC.
                          215 SOUTH WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226
                                 (303) 232-2121
- -------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 24, 1996
- -------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of First Colorado Bancorp, Inc. (the "Company") will be held at the Denver Marriott West, 1717 Denver West Marriott Boulevard, Golden, Colorado, on Wednesday, July 24, 1996, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon:

1. The approval of the First Colorado Bancorp, Inc. 1996 Stock Option Plan (the "1996 Stock Option Plan"); and

2. The approval of the First Federal Bank of Colorado Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP").

      The transaction of such other business as may properly come before the Meeting or any adjournments thereof will be considered and acted upon. If necessary, the Meeting will be adjourned to solicit additional proxies with respect to approval of the 1996 Stock Option Plan and the MSBP. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on May 31, 1996, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Elaine M. Samuelson
                                          ELAINE M. SAMUELSON
                                          SECRETARY

Lakewood, Colorado
June 10, 1996

- -------------------------------------------------------------------------------
     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------


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



- -------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          FIRST COLORADO BANCORP, INC.
                          215 SOUTH WADSWORTH BOULEVARD
                            LAKEWOOD, COLORADO 80226
                                 (303) 232-2121
- -------------------------------------------------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                                JULY 24, 1996
- -------------------------------------------------------------------------------
                                    GENERAL
- -------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of First Colorado Bancorp, Inc. (the "Company") which acquired all of the outstanding common stock of First Federal Bank of Colorado (the "Bank") issued in connection with the conversion from the mutual to stock form of organization of First Savings Capital, M.H.C. (the "Mutual Holding Company"), the former mutual holding company parent of the Bank (the "Conversion"), and the reorganization of the Bank into the stock holding company form of organization (the "Reorganization"). In connection with the Conversion and the Reorganization, the Bank changed its name from First Federal Savings Bank of Colorado to First Federal Bank of Colorado and each share of common stock of the Bank ("Bank Common Stock") outstanding on December 29, 1995 (other than the Bank Common Stock held by the Mutual Holding Company) was exchanged for 3.0310 shares (the "Exchange Ratio") of Common Stock (the "Exchange"). Proxies are being solicited by the Board of Directors of the Company to be used at a Special Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Denver Marriott West, 1717 Denver West Marriott Boulevard, Golden, Colorado, on Wednesday, July 24, 1996, at 3:00 p.m. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about June 10, 1996.

      At the Meeting, stockholders will consider and vote upon (i) the approval of the First Colorado Bancorp, Inc. 1996 Stock Option Plan (the "1996 Stock Option Plan") and (ii) the approval of the First Federal Bank of Colorado Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

      "Proposal I - Approval of the 1996 Stock Option Plan" provides for authorizing the issuance of an additional 1,340,379 shares of Common Stock of the Company upon the exercise of stock options to be awarded to officers, directors, key employees, and other persons from time to time. "Proposal II -- Approval of the Management Stock Bonus Plan" provides for authorization to issue up to an additional 268,075 shares of Common Stock upon awards to officers, directors, and key employees of the Bank and of the Company from time to time. At the present time, the Company intends to acquire the Common Stock necessary to fund the MSBP through open-market purchases. Approval of Proposal I and Proposal II may be deemed to have certain anti-takeover effects with regard to the Company. See "Proposal I -- Approval of the 1996 Stock Option Plan - Effect of Merger and Other Adjustments," and "Possible Dilutive Effects of the 1996 Stock Option Plan" and "Proposal II -- Approval of the Management Stock Bonus Plan - Possible Dilutive Effects of MSBP."

- -------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
- -------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by signed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" Proposal I and Proposal II set forth in this Proxy Statement at the Meeting or any adjournment thereof.

- -------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
- -------------------------------------------------------------------------------

      Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder approval. Upon stockholder approval, key employees, officers, and directors of the Company may be granted stock options and restricted stock awards pursuant to the 1996 Stock Option Plan and the MSBP. The approval of the 1996 Stock Option Plan and the MSBP are being presented as Proposal I and Proposal II, respectively. See "Voting Securities and Principal Holders Thereof" for information regarding the voting control of shares of Common Stock held by executive officers and directors.

- -------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
- -------------------------------------------------------------------------------

      Stockholders of record as of the close of business on May 31, 1996 (the "Voting Record Date") are entitled to one vote for each share then held. As of the Voting Record Date, the Company had 20,134,256 shares of Common Stock issued and outstanding.

      As provided in the Articles of Incorporation of the Company (the "Articles") for a period of five years from the date of the Conversion and the Reorganization, which was consummated on December 29, 1995, no person may directly or indirectly offer to acquire or acquire beneficial ownership of any class of equity securities of the Company in excess of 10% of the outstanding shares of the class (the "Limit"). Furthermore, as provided in the Articles, any person or entity who directly or indirectly beneficially owns Common Stock in excess of the Limit will not be entitled or permitted to any vote with respect to such shares of Common Stock held in excess of the Limit, and in certain circumstances, voting rights may be reduced below the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as Shares owned by persons acting in concert with such person or entity, but does not include shares beneficially owned by any employee stock ownership or similar plan of the Company or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit, if any, pursuant to the Articles) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

      As to matters being proposed for stockholder action as set forth in Proposal I and Proposal II, the proxy being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Meeting, in person or by proxy, is required to constitute stockholder approval for each of the Proposals I and II. Broker Non-Votes, shares as to which the "ABSTAIN" box is selected on the proxy, and shares for which no vote is cast will have the effect of a vote against the matter.

      As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by stockholders shall be sufficient to pass on the matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Proposal I - Election of Directors."

Name and Address                Amount and Nature of     Percent of Shares of
of Beneficial Owner             Beneficial Ownership   Common Stock Outstanding
- ------------------------------  --------------------   ------------------------

First Federal Bank of Colorado    1,757,178 (1)               8.73%
Employee Stock Ownership Plan
215 South Wadsworth Boulevard
Lakewood, Colorado 80226


- ---------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation. As of the Voting Record Date, 416,799 shares have been previously allocated under the ESOP to participant accounts. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan."

      The following table sets forth the amount of Common Stock beneficially owned by each director, each of the named executive officers of the Company, and all directors and executive officers of the Company as a group as of the Voting Record Date. Each director of the Company is also a director of the Bank.

                                                        SHARES OF COMMON   PERCENT
                                                       STOCK BENEFICIALLY    OF
NAME                       Position with Company         OWNED(1)(2)(3)     CLASS
- ----                       ---------------------       ------------------  -------

Polly B. Baca              Director                       12,774             0.06%

Stephen A. Burkholder      Director                       34,823(4)          0.17%

Malcolm E. Collier, Jr.    President, Chairman of the    445,161(5)          2.21%
                           Board, and Chief Executive
                           Officer

E. William Foerster, Jr.   Director                        4,646             0.02%

Leeon E. Hayden            Director                      131,099(4)(6)       0.65%

John R. Newman, Jr.        Director                      123,254(7)          0.61%

John J. Nicholl            Director                        9,155(4)(8)       0.05%

Robert T. Person, Jr.      Director                        7,995             0.04%

James R. Wexels            Director                        5,046             0.03%

All Executive Officers and                             1,015,996(9)          5.05%
Directors as a Group (15
persons)


- ----------------
(1)   As of the Voting Record Date
(2) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(3) Includes shares of Common Stock that have been awarded under the First Federal Bank of Colorado Management Recognition Plan and Trust which are subject to forfeiture under certain circumstances. Also includes shares held by the Bank's Employee Stock Ownership Plan ("ESOP") allocated to such individual's account. Excludes proposed stock options to purchase shares of Common Stock pursuant to the 1996 Stock Option Plan, the granting of which is subject to stockholder approval of the 1996 Stock Option Plan and that are not exercisable within 60 days of the Voting Record Date. See "Proposal I -- Approval of the 1996 Stock Option Plan." Excludes shares of Common Stock proposed to be awarded under the MSBP, the granting of which is subject to stockholder approval of the MSBP. See "Proposal II -- Approval of the Management Stock Bonus Plan."
(4) Excludes shares held by the ESOP for which directors Hayden, Nicholl, and Burkholder serve as Plan Trustees. The Plan Trustees may vote unallocated shares (presently 1,340,379) and up to 416,799 allocated shares, if no timely voting direction is received from plan participants, within their fiduciary capacity.
(5) Includes 61,201 stock options that are exercisable within 60 days of the Voting Record Date. Includes 37,961 shares of Common Stock owned by the spouse of Mr. Collier and 13,916 shares of Common Stock owned by the children of Mr. Collier for which Mr. Collier disclaims beneficial ownership, but may be deemed to beneficially own.
(6) Includes 5,000 shares of Common Stock owned by the spouse of Mr. Hayden for which Mr. Hayden disclaims beneficial ownership, but may be deemed to beneficially own.
(7) Includes 12,626 shares of Common Stock owned by the spouse of Mr. Newman for which Mr. Newman disclaims beneficial ownership, but may be deemed to beneficially own.
(8) Includes 3,146 shares of Common Stock owned by the spouse of Mr. Nicholl for which Mr. Nicholl disclaims beneficial ownership, but may be deemed to beneficially own.

(Footnotes continued on next page)

(Footnotes continued from previous page)

(9) Includes 100,048 options to purchase Common Stock under the 1992 Stock Option Plan that are exercisable within 60 days of the Voting Record Date. See "Director and Executive Officer Compensation -- Other Compensation -- 1992 Stock Option Plan." Excludes 1,340,379 shares of unallocated Common Stock held by the ESOP. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan." Includes 82,018 shares of Common Stock owned by the spouses or children of the executive officers and directors for which the executive officers and directors disclaim beneficial ownership, but may be deemed to beneficially own.

- -------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
- -------------------------------------------------------------------------------

Director Compensation

      The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly.

      Non-officer members of the Board of Directors of Bank received fees of $750 per month during the fiscal year December 31, 1995. Non-officer members of the Board of Directors of the Bank also received a fee of $100 for each special meeting of the Board of Directors during the fiscal year December 31, 1995. Because of her position in the Federal government, Director Polly Baca serves on the Board of the Bank without compensation. Members of the Board's Audit Committee were paid $100 for each meeting attended during fiscal 1995. Members of the Board who are not officers of the Bank are paid $100 per meeting for other committees and for meetings of the Boards of Directors of subsidiary companies. In addition, Director Hayden received $250 per month for his performance as Secretary to the Board of Directors. The Bank paid a total of $69,400 in directors' and committee fees for the fiscal year ended December 31, 1995.

      Future Stock Awards. The Company anticipates that Directors will receive awards of stock options and restricted stock under the 1996 Stock Option Plan and the MSBP upon stockholder approval of these plans. See "Proposal I -- Approval of the 1996 Stock Option Plan" and "Proposal II -- Approval of the Management Stock Bonus Plan" herein.

Executive Compensation

      Summary Compensation Table. The following table sets forth for the fiscal years ended December 31, 1995, 1994, and 1993, certain information as to the total remuneration received by the chief executive officer of the Company or any subsidiary who served in these capacities during such period and received total cash compensation in excess of $100,000 for the year ended December 31, 1995.


                    Annual Compensation(1)                              Long Term Compensation
- ----------------------------------------------------------------        ----------------------
                                                                               Awards
                                                                                    Securities
                                                                        Restricted  Underlying
Name and Principal                                       Other Annual      Stock     Options/      All Other
Position(2)             Year     Salary      Bonus   Compensation(3)(4) Award(s)(5)  SARs(#)    Compensation(6)
- ------------------      ----   ---------   -------   ------------------ ----------- ----------  ---------------
Malcolm E. Collier, Jr. 1995   $ 251,000   $ 9,422         $  9,091     $    --         --         $  30,002
President, Chairman,    1994     232,340    10,636           10,784          --         --            28,934
and CEO                 1993     223,400    11,116           10,690          --         --            29,837

- ----------------

(1) All compensation was paid by the Bank. Compensation deferred at election of executive is includable in category and year earned.
(2) No executive officer other than Mr. Collier had a salary and bonus that exceeded $100,000 for the year ended December 31, 1995.
(3) For the listed individual, for the year ended December 31, 1995, there were no (a) perquisites and other benefits for which the aggregate value exceeded the lesser of $50,000 or 10% of total salary and bonus; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) Excludes compensation applicable to the vesting of awards of Common Stock and receipt of income attributable to dividends paid on such awards under the Management Recognition Plan as of December 31, 1995, 1994 and 1993 of $79,986, $77,173, and $57,418, respectively, for Mr. Collier. Such awards were made in 1992.
(5) At December 31, 1995, Mr. Collier held shares of restricted Common Stock with a fair market value of $201,000 (calculated prior to giving effect to the exchange by multiplying 6,000 shares, the number of shares that remained restricted, by $33.50 per share, the average of the bid and ask price of the Bank's unrestricted stock on December 29, 1995).
(6) Includes cost of shares of Common Stock awarded under the Bank's Employee Stock Ownership Plan as of December 31, 1995, 1994, and 1993 of $10,305, $6,434, and $7,029, respectively, to Mr. Collier and contributions to the Bank's Profit- Sharing Plan on behalf of such individual for plan years ended December 31, 1995, 1994, and 1993 of $19,697, $22,500, and $22,808,
      respectively.

Change in Control Severance Agreements

      The Bank entered into severance agreements with Malcolm E. Collier, Jr., Chairman of the Board and certain other key executive officers (a total of seven persons). The severance agreements are each for terms of three years. The agreements are terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. Such agreements contain a provision stating that in the event of the termination of employment in connection with any change in control of the Bank or the Company, the employee will be paid in a lump sum an amount equal to 2.99 times the average of the employee's most recent five years annual cash compensation. If such payments were to be made under the agreement as of December 31, 1995, such payments would equal up to approximately $1.6 million, of which $670,000 would be allocated to Mr. Collier. The aggregate payments that would be made to such individuals would be an expense to the Company, thereby reducing net income and the Company's capital by that amount. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance and that such agreements should be renewed.

Compensation Committee Interlocks and Insider Participation

      Effective May 1, 1996, directors Burkholder, Foerster, Person, Wexels and Baca were appointed as the Compensation Committee for the Bank. Prior to that date, the entire Board of Directors served as the Compensation Committee for executive officers of the Bank. Mr. Collier, President, Chairman, and Chief Executive Officer of the Company and the Bank, was previously a member of this committee, but did not vote in regard to his own compensation.

Other Compensation

      Long Term Incentive Plans. The Company made no awards or payouts to Mr. Collier under a long term incentive plan during the fiscal year ended December 31, 1995.

      Insurance. Full-time employees of the Bank are provided, at minimal contribution or expense to them, with group plan insurance that covers hospitalization, major medical, dental, and long-term disability, accidental death, and life insurance. This insurance is available generally and on the same basis to all full-time employees. Long-term disability and dental insurance are available after completion of a minimum of one year of service, while the other benefits are available immediately. Part-time employees become eligible for life, health, and dental insurance (50% paid by the Bank) after one year of service.

      Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees, which became effective upon the completion of the conversion of the Bank from mutual to stock form and the formation of the Mutual Holding Company (the "MHC Reorganization"). Participating employees are employees who have completed one year of service with the Company or its subsidiaries. Contributions to the ESOP and shares released from the ESOP suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year in order to receive an allocation. Participant benefits become vested in accordance with the following schedule: three years service -- 30% vested; four years -- 40% vested; five years -- 60% vested; six years -- 80% vested; and seven years of service or greater -- 100% vested. Years of employment prior to the adoption of the ESOP are counted toward vesting. Vesting will be accelerated upon retirement, death, disability, or termination of the ESOP. Benefits may be payable in the form of a lump sum upon retirement, death, disability, or separation from service. The Bank's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation.

      Directors Hayden, Nicholl, and Burkholder serve as the members of the ESOP Committee and as the ESOP Trustees. The ESOP Committee, as administrators of the ESOP, may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. Total contributions to the ESOP for the fiscal year ended December 31, 1995, were $358,900. The ESOP is funded by contributions made by the Bank in cash. In June, 1992, the ESOP borrowed funds with which to acquire 145,803 shares of the common stock of the Bank ("Bank Common Stock") issued in the MHC Reorganization from an unrelated third party lender. In connection with the Conversion and the Reorganization, the 145,803 shares of Bank Common Stock were exchanged for 441,927 shares of Common Stock pursuant to the Exchange Ratio. This loan was fully repaid as of December 31, 1995. The ESOP Trust purchased an additional amount of Common Stock equal to 10% of the Common Stock sold in the Conversion and the Reorganization with $13.4 million of funds borrowed from the Company. This loan is secured by the shares purchased and the earnings of ESOP assets. Common Stock purchased with such loan proceeds will be held in a suspense account for allocation to participants as the loan is repaid. This loan is expected to be fully repaid in approximately 10 years. The Bank anticipates contributing approximately $2.2 million in 1996 to the ESOP to meet principal obligations under the ESOP loan, plus applicable interest payments.

      Profit Sharing Plan. The Bank sponsors a tax-qualified defined contribution profit sharing plan, the Employees' Profit Sharing Plan and Trust of First Federal Bank of Colorado ("Profit Sharing Plan"), for the benefit of its employees. Employees become eligible to participate under the Profit Sharing Plan after completing one year of service. Benefits under the Profit Sharing Plan are determined based upon annual discretionary contributions to the Profit Sharing Plan; such benefits are allocated to participant accounts as a percentage of total compensation of such participant to the compensation of all participants. At the end of each year, the Board of Directors of the Bank determines whether to make a contribution and the amount of the contribution to the Profit Sharing Plan, based upon a number of factors, such as the Bank's retained earnings, profits, regulatory capital, and employee performance. It is intended that the Profit Sharing Plan operate in compliance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the requirements of Section 401(a) of the Code. Total contributions to the Profit Sharing Plan for all employees for the fiscal years ended December 31, 1995 and 1994, were $817,350 and $756,441, respectively. Future contributions to the Profit Sharing Plan may be reduced as a result of anticipated increases in contributions to the ESOP.

      1992 Stock Option Plan. In connection with the MHC Reorganization, the Bank's Board of Directors adopted the 1992 Option Plan, which was approved by the Bank's stockholders at the 1993 Annual Meeting of Stockholders on April 30, 1993. Pursuant to the 1992 Option Plan, a number of shares equal to 10% of the Bank Common Stock issued to persons other than the Mutual Holding Company in connection with the MHC Reorganization (208,290 shares of Bank Common Stock, as adjusted for a three-for-two stock split on October 20, 1993) were reserved for issuance by the Bank upon exercise of stock options to be granted to officers, directors, and employees of the Bank and its subsidiaries from time to time under the 1992 Option Plan. In connection with the Conversion and the Reorganization, options to purchase 208,290 shares of Common Stock were adjusted to options to purchase 631,325 shares. The purpose of the 1992 Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Bank. The 1992 Option Plan became effective with the MHC Reorganization and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors.

      The 1992 Option Plan is administered by a committee composed of Directors Hayden, Nicholl, and Burkholder. Such members of the Option Committee are deemed "disinterested" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee selects the employees to whom options are to be granted and the number of shares to be granted based upon the employee's position at the Bank, years of service and performance. Options become immediately vested in the event of death, disability, or a "change-in-control" of the Bank or its successors.

      Officers, directors, and employees are eligible to receive, at no cost to them, options under the 1992 Option Plan. The Bank receives no monetary consideration for the granting of stock options under the 1992 Option Plan. The Bank receives no monetary consideration other than the option exercise price per share upon exercise of those options.

      No options were granted under the 1992 Option Plan to officers, directors, and employees during the fiscal year ended December 31, 1995. As of December 29, 1995, the date of the consummation of the Conversion and the Reorganization, 100% of the options under the 1992 Option Plan had been awarded; of these awards, 101,165 options had been exercised and 107,125 options were still available for exercise. The 107,125 options for Bank Common Stock that were outstanding as of the consummation of the Conversion and the Reorganization were adjusted to 324,704 options at an adjusted exercise price of $2.20 per share pursuant to the Exchange Ratio. Of such options, 110,919 options had been exercised between December 29, 1996 and the Voting Record Date.

      The following tables set forth for the fiscal year ended December 31, 1995, the exercise of stock options pursuant to 1992 Option Plan to the person named in the Summary Compensation Table and the year end value of such outstanding options.


                         OPTION/SAR EXERCISES AND YEAR END VALUE TABLE (1)

            Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
            --------------------------------------------------------------------------------
                                                                Number of
                                                           Securities Underlying      Value of Unexercised
                                                            Unexercised Options       In-The-Money Options
                                                            at FY-End (#)(2)(3)        at FY-End ($)(2)(4)
                         Shares Acquired    Value
Name                     on Exercise (#)  Realized($)(4)  Exercisable/Unexercisable  Exercisable/Unexercisable
- ----                     ---------------  --------------  -------------------------  -------------------------

Malcolm E. Collier, Jr.        6,000       $160,980             26,790/0                    $718,776/$0
President, Chairman,
and CEO

- ------------------
(1) All amounts presented as of the date of the consummation of the Conversion and the Reorganization and do not reflect the Exchange. From December 29, 1995 to December 31, 1995, no additional options were granted or exercised.
(2) No Stock Appreciation Rights ("SARs") have been awarded under the 1992 Option Plan.
(3) Includes options that are exercisable within 60 days of the Voting Record Date.
(4) Based upon an exercise price of $6.67 and the average bid and ask price of $33.50 as of December 29, 1995.

      1996 Stock Option Plan. The Board of Directors of the Company has adopted the 1996 Stock Option Plan for the benefit of its directors, officers, and key employees. The 1996 Stock Option Plan is subject to stockholder approval. See "Proposal I -- Approval of 1996 Stock Option Plan" for a summary of the 1996 Stock Option Plan. See Exhibit A for a copy of the 1996 Stock Option Plan.

      1992 Management Recognition Plan. In 1992, the Board of Directors of the Bank adopted the 1992 Management Recognition Plan ("1992 MRP") as a method of providing officers, directors, and key employees of the Bank with a proprietary interest in the Bank in a manner designed to encourage such persons to remain with the Bank. The Bank contributed sufficient funds to the 1992 MRP Trust to enable the 1992 MRP Trust to purchase 3% of the Bank Common Stock issued in the MHC Reorganization to parties other than the Mutual Holding Company (i.e., 60,115 shares of Bank Common Stock, as adjusted for the three-for-two stock split). Awards under the 1992 MRP were made in recognition of prior and expected future services to the Bank of its officers and employees responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank.

      Benefits under the plan may be granted in the sole discretion of a committee composed of three directors who are not also employees of the Bank or its subsidiary (the "1992 MRP Committee") appointed by the Board of Directors of the Bank. The 1992 MRP is managed by trustees (the "1992 MRP Trustees") who are non-employee directors of the Bank and who have the responsibility to invest all funds contributed by the Bank to the trust created for the 1992 MRP (the "1992 MRP Trust"). Awards under the MRP become immediately vested in the event of death, disability, or a "change in control" of the Bank or its successors.

      All of the Bank Common Stock purchased by the 1992 MRP was purchased at the original issuance price of $6.67 (as adjusted for the three-for-two stock split) per share. Officers, directors, and employees of the Bank were awarded a total of 51,300 shares of restricted Bank Common Stock pursuant to the 1992 MRP at the close of the MHC Reorganization on July 14, 1992. Awards of 3,000 and 2,340
shares of restricted Bank Common Stock pursuant to the 1992 MRP were granted during the fiscal years ended December 31, 1993 and 1994, respectively. A total of 1,200 shares previously awarded were forfeited in 1994. Of the total 60,115 shares of Bank Common Stock purchased by the 1992 MRP, 92.2% have been awarded. At the completion of the Conversion and the Reorganization, the 27,355 shares of Bank Common Stock held by the 1992 MRP which have not yet been earned were converted into 82,912 shares of the Common Stock pursuant to the Exchange Ratio, of which 14,151 shares are unallocated.

      Management Stock Bonus Plan. The Board of Directors of the Company has adopted a restricted stock program for the benefit of directors, officers, and key employees of the Bank. The MSBP is subject to stockholder approval. See "Proposal II -- Approval of the Management Stock Bonus Plan" for a summary of the MSBP. See Exhibit B for a copy of the MSBP.

      Employee Stock Purchase Plan. The Bank maintains the First Federal Bank of Colorado Employee Stock Purchase Plan (the "Stock Purchase Plan"). As of the consummation of the Conversion and the Reorganization, 5,648 shares of Bank Common Stock had been purchased by employees under the Stock Purchase Plan. These shares were exchanged for 17,119 shares of Common Stock pursuant to the Exchange Ratio. The Stock Purchase Plan allows employees of the Bank to make purchases of the Common Stock in the open market through regular payroll deductions of no less than $10 nor more than $500 for each payroll period. The amounts withheld from all participants' payroll deductions are pooled and forwarded to Norwest Bank Denver, N.A., the administrator of the Stock Purchase Plan (the "Administrator") to purchase shares of Common Stock in the open market for the accounts of all participants under the Stock Purchase Plan on a monthly basis. The Bank pays expenses associated with such purchases, including brokerage commissions and any service charges levied by the Administrator. Participants have the authority to direct the Administrator in the manner of voting the number of whole shares of Common Stock held in their accounts and may withdraw from the Stock Purchase Plan at any time. Participation under the Stock Purchase Plan is open to all full-time employees of the Bank on an equal basis. Participation under the Stock Purchase Plan and an individual's level of payroll savings for the purchase of Common Stock is completely voluntary. There are no discounts in the purchase price of the Common Stock, therefore, it is impossible to estimate the value of any benefit to be awarded under the Stock Purchase Plan.

- -------------------------------------------------------------------------------
                Certain Relationships and Related Transactions
- -------------------------------------------------------------------------------

      The Bank had no "interlocking" relationships existing on or after January 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Board of Directors of the Bank, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of Board of Directors of the Bank.

      Director Leeon E. Hayden, Jr., is an attorney with the firm of Leeon Hayden, P.C., Lakewood, Colorado, and does legal work for the Bank, consisting mainly of foreclosure on real property. During the fiscal year ended December 31, 1995, Mr. Hayden's firm collected fees of approximately $4,000 in connection with such loan foreclosures.

      The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, share loans, consumer loans, and overdraft protection to its officers, directors, and employees. The loans are made in the ordinary course of business and are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. At December 31, 1995, loans to executive officers and directors of the Company and the Bank, and their immediate family members, amounted to $1,198,031 or 0.5% of the Company's stockholders' equity.

- -------------------------------------------------------------------------------
             PROPOSAL I -- APPROVAL OF 1996 THE STOCK OPTION PLAN
- -------------------------------------------------------------------------------

General

      The Company's Board of Directors has adopted the 1996 Stock Option Plan. The 1996 Stock Option Plan is subject to approval by the Company's stockholders and any necessary regulatory approvals. Pursuant to the 1996 Stock Option Plan, up to 1,340,379 shares of Common Stock equal to up to 10% of the total Common Stock sold in the Conversion and the Reorganization are to be reserved from the Company's authorized but unissued Common Stock for issuance by the Company upon the exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the 1996 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the Company's and the Bank's business. The 1996 Stock Option Plan, which shall become effective upon stockholder approval (the "Effective Date"), provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the 1996 Stock Option Plan is qualified in its entirety by reference to the complete provisions of the 1996 Stock Option Plan, attached hereto as Exhibit A.

      The 1996 Stock Option Plan will be administered by a committee of at least three non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "1996 Option Committee"). Members of the 1996 Option Committee will be deemed "disinterested" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The 1996 Option Committee may, from time to time, select the officers and employees to whom options are to be granted and the number of options to be granted based upon the individual's position at the Company or the Bank, years of service, and performance. A majority of the members of the 1996 Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the 1996 Option Committee. In no event may the 1996 Option Committee revoke outstanding options without the consent of the holder of such option ("Optionee").

      Officers, directors, key employees, and other persons who are designated by the 1996 Option Committee will be eligible to receive, at no cost to them, options under the 1996 Stock Option Plan. Each option granted pursuant to the 1996 Stock Option Plan shall be evidenced by an instrument in such form as the 1996 Option Committee shall from time to time approve. It is anticipated that options granted under the 1996 Stock Option Plan will constitute either
Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1996 Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share upon exercise of those options.

      Options to be awarded to employees, officers, and directors shall be conditioned upon receipt of stockholder approval of the 1996 Stock Option Plan. Options awarded to employees, officers, and directors become first exercisable at a rate of 20% annually commencing on the one year anniversary of the date of grant, except upon the death or disability of the Optionee, or a change in control of the Company. In the event of the death or disability of an Optionee, or a change in control (as such term is described in the 1996 Stock Option
Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

      Shares issuable under the 1996 Stock Option Plan may be either authorized but unissued shares, shares held by the Company in its treasury, or shares purchased in the market. Any Common Stock subject to an option which expires or is terminated unexercised will again be available for issuance under the 1996 Stock Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1996 Stock Option Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated in accordance with the 1996 Stock Option Plan.

      The average of the closing bid and ask price of the Common Stock as quoted on the Nasdaq National Market as of the Voting Record Date was $13.3125 per share.

Stock Options

      The 1996 Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the 1996 Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise the Incentive Stock Options on the date of disability or death. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the 1996 Option Committee, in its sole discretion, shall determine at the time of termination of service, disability, or death, unless specifically determined at the time of grant of such options.

      The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock covered by the Option on the date of grant of such option ("Fair Market Value"). For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the closing bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the 1996 Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Option, then the exercise price per share of Common Stock shall be not less than the average of the highest and lowest selling price on such exchange on the date such Option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the closing bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The 1996 Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the 1996 Stock Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an incentive stock option.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee. Upon the exercise of an Option, the Committee, in its sole discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. This cash payment will equal the difference between the fair market value of a share of Common Stock on the date of the exercise of the Option and the exercise price per share of the Option. This cash payment will be in exchange for the cancellation of the Option. A cash payment will not be made if the payment would result in liability to the Optionee or the Company under Section 16(b) of the 1934 Act, or the rules promulgated thereunder.

      The 1996 Stock Option Plan provides that the Board of Directors of the Company may authorize the 1996 Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any rights or benefits which could not be conferred by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the 1996 Stock Option Plan. The 1996 Option Committee, in its sole discretion, may give the Company a repurchase right with respect to shares acquired upon the exercise of an option granted under the 1996 Stock Option Plan. The 1996 Option Committee has no present intention to grant options subject to a repurchase right.

Awards Under the 1996 Stock Option Plan

      The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such officer, Director, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock subject to Options to be granted to each such Participant, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan and no more than 5% of total Plan Shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

      Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase 12,000 shares of Common Stock will be granted to each non-employee Director of the Company (excluding Director Polly Baca who serves as a director without remuneration), as of the Effective Date at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, but in no event at an exercise price less than the Fair Market Value of such Common Stock on the date of grant.

      The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the 1996 Stock Option Plan, subject to OTS non-objection, if applicable.

                                NEW PLAN BENEFITS
                             1996 STOCK OPTION PLAN
                             ----------------------
                                                              Number of Options
Name and Position                          Dollar Value(1)      to be Granted
- -----------------                          ---------------    -----------------

Malcolm E. Collier, Jr.
  Chairman of the Board, President and CEO       N/A             90,000(2)(3)
  of the Company......................
Robert W. Richards
  President of the Bank...............           N/A             70,000(2)(3)
Executive Officer Group (7 persons)...           N/A            395,000(2)(3)
Non-Executive Officer Director Group
  (8 persons).........................           N/A             84,000(3)(4)
Non-Executive Officer Employee Group
  (43 persons)........................           N/A            795,000(2)(3)
Reserved..............................           N/A             66,379(5)



(1) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of stockholder approval of the 1996 Stock Option Plan. Accordingly, the dollar value of the options is not determinable. On the Voting Record Date, the average of the closing bid and ask price of the Common Stock as quoted on the Nasdaq National Market was $13.3125.

(2)  Options  awarded to officers  and  employees  are  exercisable  as follows:
     Options awarded at the time of stockholder approval are first exercisable at the rate of 20% one year from the date of grant and 20% annually thereafter. Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant during periods of continued service as an employee, director, or director emeritus.

(3) Awards shall vest immediately upon the death or disability of the Participant or upon a change in control of the Company or the Bank.

(4) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of stockholder approval of the 1996 Stock Option Plan and 20% annually thereafter, during such period of service as a director or director emeritus and shall remain exercisable for ten years from the date of grant without regard to continued service as a director or director emeritus.

(5) Available reserve of options may be awarded to directors, employees, and other persons in the future.

Effect of Merger, Change in Control, and Other Adjustments

      The number of shares of Common Stock represented by each outstanding stock option will be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in such outstanding Common Stock without the receipt of consideration by the Company. In the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off,
reorganization,   tender  offer,  partial  or  complete  liquidation,  or  other extraordinary corporate action, the 1996 Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1996 Stock Option Plan as the 1996 Option Committee deems necessary, desirable, appropriate, or advisable. However, no action may be taken by the 1996 Option Committee that would cause Incentive Stock Options granted pursuant to the 1996 Stock Option Plan to fail to meet the requirements of
Section 422 of the Code without the consent of the Optionee. In the event of the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately. No such special or non-recurring cash dividend is presently contemplated by the Company.

      The 1996 Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 1996 Stock Option Plan. In the case of a change in control of the Company as determined by the 1996 Option Committee, all outstanding options shall become immediately exercisable
(provided such accelerated vesting is not inconsistent with applicable regulations of the OTS or other appropriate banking regulator at the time of the change in control). A change in control is defined to include (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group.

      The power of the 1996 Option Committee to accelerate the exercise of options and the immediate exercisability of options in the case of a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of options. The power of the 1996 Option Committee to make adjustments in connection with the 1996 Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the 1996 Option Committee to adapt the 1996 Stock Option Plan to operate in changed circumstances, to adjust the 1996 Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following an extraordinary corporate action. However, the power of the 1996 Option Committee also has an anti-takeover effect by allowing the 1996 Option Committee to adjust the 1996 Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

      Although the 1996 Stock Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the 1996 Stock Option Plan specifically for anti-takeover purposes. The 1996 Stock Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise options and thereby increase the number of shares for which they hold voting power. Also, the exercise of options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles. In addition, the exercise of options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 1996 Stock Option Plan

      The Board of Directors may alter, suspend, or discontinue the 1996 Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1996 Stock Option Plan, except for such adjustments that effect all outstanding Common Stock pro rata, materially increase the benefits accruing to Optionees under the 1996 Stock Option Plan, or materially modify the requirements for eligibility for participation in the 1996 Stock Option Plan unless the action of the Board is approved or ratified by the stockholders of the Company.

Possible Dilutive Effects of the 1996 Stock Option Plan

      The Common Stock to be issued upon the exercise of options awarded under the 1996 Stock Option Plan may either be authorized but unissued shares of Common Stock, treasury shares, or shares purchased in the open market. In that the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1996 Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 1,340,379 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 6.24%.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the 1996 Stock Option Plan will have the following consequences:

1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such grant.

2. The exercise of an option that is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the Common Stock on the date of Option exercise is an item of tax preference that may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the Option exercise price and the fair market value of the Common Stock acquired pursuant to the option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes the ordinary income.

Accounting Treatment

      Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options under the Option Plan might be considered outstanding for purposes of calculating earnings per share.

Stockholder Approval

      Stockholder approval of the 1996 Stock Option Plan is being sought in accordance with regulations of the OTS. Additional purposes of requesting stockholder approval of the 1996 Stock Option Plan are to qualify the 1996 Stock Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, and to meet the requirements for continued listing of the Common Stock on the Nasdaq National Market. An affirmative vote of the holders of a majority of the total votes eligible to be cast at the Meeting is required to constitute stockholder approval of this Proposal I.

      THE OTS IN NO WAY ENDORSES OR APPROVES THE 1996 STOCK OPTION PLAN.

      A VOTE IN FAVOR OF THE 1996 STOCK OPTION PLAN ALSO AUTHORIZES THE BOARD OF DIRECTORS TO AMEND THE 1996 STOCK OPTION PLAN TO COMPLY WITH ANY FUTURE OTS INTERPRETATIONS UNDER APPLICABLE OTS REGULATIONS, PROVIDED SUCH AMENDMENTS DO NOT HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS AS A GROUP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996 STOCK OPTION PLAN, ATTACHED HERETO AS EXHIBIT A.

- -------------------------------------------------------------------------------
          PROPOSAL II -- APPROVAL OF THE MANAGEMENT STOCK BONUS PLAN
- -------------------------------------------------------------------------------

General

      The Board of Directors of the Company has adopted the MSBP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage these persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the MSBP to purchase Common Stock representing up to 2% of the aggregate number of shares sold in the Conversion and the Reorganization (i.e., 268,075 shares of Common Stock) in the open market, or alternatively, the MSBP may purchase authorized but unissued shares of Common Stock from the Company. Awards under the MSBP will be made in recognition of expected future services to the Bank by its directors, officers, and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the MSBP which is qualified in its entirety by reference to the complete provisions of the MSBP, which is attached hereto as Exhibit B.

Awards Under the MSBP

      Benefits under the MSBP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than three directors who are not employees of the Bank or the Company (the "MSBP Committee") appointed by the Bank's Board of Directors. The MSBP is managed by trustees (the "MSBP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the MSBP (the "MSBP Trust"). Unless the terms set forth by the MSBP or the MSBP Committee specify otherwise, the shares granted will be in the form of restricted stock payable as the recipients' interests in the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of Plan Share Awards will be earned and non-forfeitable on the one year anniversary of the date of grant of the awards, and 20% annually thereafter. A recipient of Plan Share Awards will not be entitled to voting rights associated with the shares prior to the applicable date the shares are earned. Dividends paid on Plan Share Awards will be held in arrears and distributed upon the date applicable Plan Share Awards are earned. Any shares not yet earned will be voted by the MSBP Trustees, as directed by the MSBP Committee. If a recipient of Plan Share Awards terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the allocated shares under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS or other appropriate banking regulator at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of the director, or a change in control of the Company or the Bank. The Board of Directors can terminate the MSBP at any time, and if it does so, any shares not allocated will revert to the Company.

      Plan Share Awards under the MSBP will be determined by the MSBP Committee. The MSBP Committee shall consider such factors as the job position and responsibilities of the employees, the length and value of their services to the Bank or its subsidiaries, and the compensation paid to employees in determining awards. In no event shall any individual employee receive Plan Share Awards in excess of 25% of the shares of Common Stock authorized under the MSBP. Plan Share Awards granted to non-employee directors of the Bank in the aggregate shall not exceed 30% of the total shares of Common Stock authorized under the MSBP, and Plan Share Awards granted to any individual non-employee director shall not exceed 5% of the total shares of Common Stock authorized under the MSBP.

      The following table presents information related to the anticipated award of Common Stock under the MSBP as authorized pursuant to the terms of the MSBP or the anticipated actions of the MSBP Committee. All of the Common Stock to be purchased by the MSBP will be purchased at the fair market value of the Common Stock on the date of purchase.

                                NEW PLAN BENEFITS
                           MANAGEMENT STOCK BONUS PLAN

                                                              Number of Shares
Name and Position                           Dollar Value(1)  to be Granted(2)(3)
- -----------------                           ---------------  -------------------

Malcolm E. Collier, Jr.
  Chairman of the Board, President and CEO
  of the Company......................        $  266,250           20,000
Robert W. Richards
  President of the Bank...............           199,687           15,000
Executive Officer Group (7 persons)...         1,184,812           89,000
Non-Executive Officer Director Group
  (8 persons).........................            93,187            7,000(4)
Non-Executive Officer Employee Group
  (43 persons)........................         2,130,000          160,000
Reserved..............................           160,748           12,075(5)


- -------------------
(1) Based on the average of the closing bid and ask price for the Common Stock as quoted on the Nasdaq National Market on the Voting Record Date, which was $13.3125 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% on the one year anniversary of stockholder approval of the MSBP and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the MSBP).
(3)  Plan Share  Awards shall  continue to vest during  periods of service as an
     employee,   director,   or  director  emeritus.
(4) Each of seven non-employee directors of the Bank shall be awarded 1,000 shares upon the date of stockholder approval. Director Baca serves without remuneration and will not receive an award under the Plan.
(5) Available reserve of shares of Common Stock may be awarded to directors and employees in the future.

Amendment and Termination of the MSBP

      The Board of Directors may amend or terminate the MSBP. However, no action of the Board may increase the maximum number of shares of Common Stock authorized for issuance pursuant to the MSBP, except for adjustments made pro rata to all outstanding shares of Common Stock, materially increase the benefits accruing to Participants under the MSBP, or materially modify the requirements for eligibility for participation in the MSBP, unless the action of the Board is approved by the stockholders of the Company.

Possible Dilutive Effects of MSBP

      The MSBP provides that Common Stock to be awarded may be acquired by the MSBP through open-market purchases or from authorized, but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund MSBP awards, the interests of current stockholders will be diluted. If all Plan Share Awards are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 1.3%. It is the Company's present intention to fund the MSBP through open-market purchases of Common Stock.

Federal Income Tax Consequences

      Common Stock awarded under the MSBP is generally taxable to the recipient at the time that the awards become earned and non-forfeitable, based upon the fair market value of the stock at the time of vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the fair market value of the stock as of the date of the award. This election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the Plan Share Award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes ordinary income. A recipient of a Plan Share Award may elect to have a portion of the award withheld by the MSBP in order to meet any necessary tax withholding obligations.

Accounting Treatment

      For accounting purposes, the Company will recognize a compensation expense in the amount of the fair market value of the Common Stock subject to the Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned.

Stockholder Approval

      The Company is submitting the MSBP to stockholders for approval in accordance with regulations of the OTS. The MSBP and awards made thereunder will not be effective until receipt of stockholder approval of Proposal II. The other purposes of requesting stockholder approval of the MSBP are to enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act and to meet the requirements for continued listing of the Common Stock on the Nasdaq
National Market. The affirmative vote of holders of a majority of the total votes eligible to be cast at the Meeting is required to constitute stockholder approval of this Proposal II.

      THE OTS IN NO WAY ENDORSES OR APPROVES THE MSBP.

      A VOTE IN FAVOR OF THE MSBP ALSO AUTHORIZES THE BOARD OF DIRECTORS TO AMEND THE MSBP TO COMPLY WITH ANY FUTURE OTS INTERPRETATIONS UNDER APPLICABLE OTS REGULATIONS, PROVIDED SUCH AMENDMENTS DO NOT HAVE A MATERIAL ADVERSE EFFECT ON THE COMPANY'S STOCKHOLDERS AS A GROUP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MANAGEMENT STOCK BONUS PLAN. THE MSBP IS ATTACHED HERETO AS EXHIBIT B.

- -------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
- -------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 215 South Wadsworth Boulevard, Lakewood, Colorado 80226, no later than November 30, 1996. Any such proposals shall be subject to the requirements of Rule 14a-8 under the 1934 Act.

- -------------------------------------------------------------------------------
                                 OTHER MATTERS
- -------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including any adjournments thereof, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

- -------------------------------------------------------------------------------
                                 MISCELLANEOUS
- -------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies at a cost which is not anticipated to exceed $4,000, plus reimbursement of certain expenses incurred.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Elaine M. Samuelson
                                    ELAINE M. SAMUELSON
                                    SECRETARY

Lakewood, Colorado
June 10, 1996

                     [This page intentionally left blank]

ANNEX A                                                              Exhibit A

                          FIRST COLORADO BANCORP, INC.

                             1996 STOCK OPTION PLAN

     1. Purpose of the Plan. The Plan shall be known as the First Colorado Bancorp, Inc. ("Corporation") 1996 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and to retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors and key employees of the Corporation, or any present or future parent or subsidiary of the Corporation to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. Definitions. As used herein, the following definitions shall apply.

     (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

     (b) "Board" shall mean the Board of Directors of the Corporation, or any successor or parent corporation thereto.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

     (d) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

     (e) "Common Stock" shall mean common stock, par value $.10 per share, of the Corporation, or any successor or parent corporation thereto.

     (f) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Corporation or any present or future Parent or Subsidiary of the Corporation. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations, of the Corporation or between the Corporation, its Parent, its Subsidiaries or a successor.

     (g) "Corporation" shall mean the First Colorado Bancorp, Inc., the parent corporation of the Savings Bank, or any successor or Parent thereof.

     (h) "Director" shall mean a member of the Board of the Corporation, or any successor or parent corporation thereto.

     (i) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Corporation from time to time.

     (j) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

     (k) "Effective Date" shall mean the date specified in Section 15 hereof.

     (l) "Employee" shall mean any person employed by the Corporation or any present or future Parent or Subsidiary of the Corporation.

     (m) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

     (n) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

     (o) "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

     (p) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

     (q) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

     (r) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

     (s) "Participant" means any director, officer or key employee of the Corporation or any Parent or Subsidiary of the Corporation or any other person providing a service to the Corporation who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

     (t) "Plan" shall mean the First Colorado Bancorp, Inc. 1996 Stock Option Plan.

     (u) "Savings Bank" shall mean First Federal Bank of Colorado, or any successor corporation thereto.

     (v) "Share" shall mean one share of the Common Stock.

     (w) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

     3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 1,340,379. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes.

      If an award should expire, become unexercisable or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

     4. Six Month Holding Period.

     Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of s uch Option.

     5. Administration of the Plan.

          (a) (i) Composition of the Committee. Except as indicated in Section 5(a)(ii) below, the Plan shall be administered by the Committee which shall consist of at least three non-employee Directors of the Corporation appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

               (ii) For  the  purpose  of  granting  Awards  to  directors,  the selection of any Director to whom Awards may be granted, as well as the number of Shares subject to Awards, must be determined by a "disinterested committee", as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

          (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

            The Chairman of the Corporation and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Corporation and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

          (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     6. Eligibility for Awards and Limitations.

          (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such officer, Director, key employee and other persons under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Corporation and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

          (b) The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Corporation or any present or future Parent or Subsidiary of the Corporation) shall not exceed $100,000. Notwithstanding the prior provisions of this
               Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

          (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

     7. Term of the Plan.  The Plan shall  continue  in effect for a term of ten
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a)  Option Price.

               (i) The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock on the date that such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per Share of the Optioned Stock shall be not less than the mean between the last bid and ask price on the date the Incentive Stock Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per Share shall be determined by the Committee in good faith. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the exercise price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date.

               (ii) In  the  case  of  an  Employee   who  owns   Common   Stock
                    representing more than ten percent (10%) of the outstanding Common Stock on the date that the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock on the date that the Incentive Stock Option is granted.

          (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Corporation, and no Optionee shall have any of the rights of a stockholder of the Corporation until Shares of Common Stock are issued to the Optionee.

          (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

          (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Corporation at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

          (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Corporation.

          (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

          (a)  Options  Granted  to  Directors.  Subject to the  limitations  of
               Section 6(c), Non-Incentive Stock Options to purchase 12,000 shares of Common Stock will be granted to each Director who is not an Employee (excluding Director Polly Baca) as of the Effective Date, at an exercise price equal to the fair market value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, or upon a change in control of the Savings Bank or the Corporation as provided at Section 13(b) herein, such Option shall be deemed immediately 100% exercisable. The exercise price per Share of such Options granted shall be equal to the fair market value of the Common Stock at the time such Options are granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of the Options, then the exercise price per Share of the Optioned Stock shall be not less than the mean between the last bid and ask price on the date the Options are granted or, if there is no bid and ask price on said date, then on the next prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per Share shall be determined by the Committee in good faith. If the Common Stock is listed on a national securities exchange at the time of the granting of an Options, then the exercise price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Options are granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Directors as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

          (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan, other than Options granted pursuant to Section 9(a) herein, shall be at such price as the Committee may determine in its sole discretion, but in no event less than the fair market value of such Common Stock on the date of grant as determined by the Committee in good faith.

          (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Corporation shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Corporation and no Optionee shall have any of the rights of a stockholder of the Corporation until the Shares of Common Stock are issued to the Optionee.

          (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten
               (10) years from the date each such Non-Incentive Stock Option is granted.

          (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

          (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Corporation written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Corporation to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Corporation written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Corporation.

          (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

          (a) Termination of Employment. In the event that any Optionee's employment with the Corporation shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment, or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Bank or the Corporation, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a subsidiary of the Corporation, the employment of all of its employees who are not immediately thereafter employees of the Corporation shall be deemed to terminate upon the date such subsidiary so ceases to be a Subsidiary.

          (b) Disability. In the event that any Optionee's employment with the Corporation shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.

          (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Permanent and Total Disability or death of the Participant.

          (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Corporation terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination or service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

     12. Right of Repurchase and Restrictions on Disposition. The Committee, in its sole discretion, may include, as a term of any Incentive Stock Option or
Non-Incentive Stock Option, the right, but not the obligation for the Corporation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options (the "Repurchase Right"). The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Corporation to transfer or assign such Repurchase Right to another party. The Corporation may exercise the Repurchase Right only to the extent permitted by applicable law.

     13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

          (a) Adjustment. Subject to any required action by the stockholders of the Corporation, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Corporation (other than Shares held by dissenting stockholders).

          (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a change in control of the Corporation, as determined by the Committee, provided that such accelerated vesting is not inconsistent with applicable regulations of the Office of Thrift Supervision or other appropriate banking regulator at the time of such change in control. The Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Option over the Option exercise price of such Option, in exchange for the surrender of such Options by the Optionee on the date of such change in control of the Corporation. For purposes of this Section 13, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or any merger or recapitalization whereby the Corporation is not the surviving entity; (iii) a change in control of the Corporation, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Corporation stock, or the purchase of shares of up to 25% of any class of securities of the Corporation by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

          (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Corporation, in the event of any change in control, recapitalization, merger, consolidation, exchange of
               Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Corporation upon the exercise of any outstanding Option;

               (ii) cancel any or all previously granted Options,  provided that
                    appropriate   consideration  is  paid  to  the  Optionee  in
                    connection therewith; and/or

               (iii)make such other  adjustments in connection  with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

     Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

          (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of the OTS or other appropriate banking regulator then in effect.

          (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately.

     14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

     15. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Corporation, subject to approval or non-objection by the Office of Thrift Supervision, if applicable. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

     16. Approval by Stockholders. The Plan shall be approved by stockholders of the Corporation within twelve (12) months before or after the date the Plan is approved by the Board.

     17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

     18. Amendment and Termination of the Plan.

          (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Corporation.

          (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Corporation to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19. Conditions Upon Issuance of Shares.

          (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

          (b) The inability of the Corporation to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Shares.

          (c) As a condition to the exercise of an Option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Corporation or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

          (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Corporation under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

     20. Reservation of Shares. During the term of the Plan, the Corporation will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Corporation by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     23. No Employment Rights. No Director, Employee, or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Board or the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, or in any other capacity with the Corporation, the Savings Bank or any other Subsidiary.

     24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Colorado, except to the extent that federal law shall be deemed to apply.

ANNEX B                                                               Exhibit B

                        First Federal Bank of Colorado
                       1996 Management Stock Bonus Plan
                              and Trust Agreement

                                   Article I
                                   ---------

                       ESTABLISHMENT OF THE PLAN AND TRUST

      1.01 First Federal Bank of Colorado ("Savings Bank") hereby establishes the 1996 Management Stock Bonus Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Management Stock Bonus Plan and Trust Agreement (the "Agreement").

      1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II
                                   ----------
                               PURPOSE OF THE PLAN

      2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Savings Bank and its subsidiaries, by providing such personnel of the Savings Bank and its subsidiaries with an equity interest in the parent corporation of the Savings Bank, First Colorado Bancorp, Inc. ("Parent"), as compensation for their future professional contributions and service to the Savings Bank and its subsidiaries.

                                  Article III
                                  -----------
                                  DEFINITIONS

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Beneficiary" means the person or persons designated by the Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, Recipient's estate.

     3.02 "Board" means the Board of Directors of the Savings Bank, or any successor corporation thereto.

     3.03 "Committee" means the Management Stock Bonus Plan Committee appointed by the Board pursuant to Article IV hereof.

     3.04 "Common Stock" means shares of the common stock, $.10 par value per share, of the Savings Bank or any successor corporation or Parent thereto.

     3.05 "Director" means a member of the Board of the Savings Bank.

     3.06 "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Corporation from time to time.

     3.07 "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his current capacity as determined by the Committee.

     3.08 "Employee" means any person who is employed by the Savings Bank or a Subsidiary.

     3.09 "Effective Date" shall mean the date of stockholder approval of the Plan by the Parent's stockholders.

     3.10  "Parent"  shall  mean  First  Colorado  Bancorp,   Inc.,  the  parent
corporation of the Savings Bank.

     3.11 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Recipient pursuant to the Plan.

     3.12 "Plan Share Award" or "Award" means a right granted to an Employee under this Plan to receive Plan Shares.

     3.13 "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

     3.14 "Recipient" means any person who receives a Plan Share Award under the Plan.

     3.15 "Savings Bank" means First Federal Bank of Colorado, and any successor corporation thereto.

     3.16 "Subsidiary" means those subsidiaries of the Savings Bank which, with the consent of the Board, agree to participate in this Plan.

     3.17 "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV
                                   ----------
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than three non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein. Members of the Board who are eligible for or who have been granted Plan Share Awards by the Committee may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the Directors acting in the matter are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the 1934 Act.

     4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted in accordance with the Plan. If a member of the Board, the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Parent and the Savings Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Parent and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    Article V
                                    ---------
                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Board of Directors of the Savings Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Savings Bank to the Trust established under this Plan. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Recipients shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

     5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Savings Bank as the Trustee shall determine to be appropriate.

     5.03 Investment of Trust Assets. Following approval of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 268,075 shares of Common Stock, representing 2% of the aggregate shares of Common Stock sold by the Parent in the Holding Company reorganization of the Savings Bank ("Conversion"). The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent sufficient to fund the Plan Share Reserve.

     5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not be earned because of forfeiture by the Recipient pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI
                                   ----------
                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Employees are eligible to receive Plan Share Awards within the sole discretion of the Committee. Directors shall be awarded Plan Share Awards in accordance with Section 6.05.

     6.02 Allocations. The Committee will determine which of the Employees will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Savings Bank or its Parent or Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position duties and responsibilities of the Employees, the value of their services to the Savings Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

     6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Sections 6.02 and 6.05 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01, 6.02, and 6.05, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board, nor shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Savings Bank at any time, and cease issuing Plan Share Awards.

     6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 1,000 Plan Shares shall be awarded to each Director of the Savings Bank that is not otherwise an Employee (excluding Director Polly Baca). Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Further, such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director, or upon a change in control of the Savings Bank or Parent as provided in Section 7.01(d); provided that such accelerated vesting is not inconsistent with applicable regulations of the Office of Thrift Supervision ("OTS") or other appropriate banking regulator at the time of such change in control. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Savings Bank by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Savings Bank shall not exceed 30% of the total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

                                   Article VII
                                   -----------
             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 Earnings Plan Shares; Forfeitures.

     (a) General Rules. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Recipient at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Recipient remains an Employee, Director or Director Emeritus during such period. Notwithstanding anything herein to the contrary, in no event shall a Plan Share Award granted hereunder be earned and non- forfeitable by a Recipient more rapidly than at the rate of one-fifth of such Award as of the one year anniversary of the date of grant and an additional one-fifth following each of the next four successive years.

     (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of a Recipient who is discharged from the employ or service of the Parent, Savings Bank or a Subsidiary for Cause (as hereinafter defined), or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Parent, Savings Bank or its Subsidiaries. A determination of "Cause" shall be made by the Board within its sole discretion.

     (c) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment or service with the Parent, Savings Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Recipient's last date of employment or service with the Parent, Savings Bank or Subsidiary and shall be distributed as soon as practicable thereafter.

     (d) Exception for Termination after a Change in Control. Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be immediately 100%
earned and non-forfeitable in the event of a "change in control" of the Parent or Savings Bank and shall be distributed as soon as practicable thereafter; provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS or other appropriate banking regulator at the time of such change in control. For purposes of this Plan, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Parent or Savings Bank; (ii) the execution of an agreement for a merger or recapitalization of the Parent or Savings Bank or any merger or recapitalization whereby the Parent or Savings Bank is not the surviving entity; (iii) a change in control of the Parent or Savings Bank, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in
Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent or Savings Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent or Savings Bank by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not non-forfeitable, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Recipient and the date the Plan Shares are distributed. Such cash dividend amounts shall be held in arrears under the Trust and distributed upon the earning of the applicable Plan Share Award. Such payments shall also include an appropriate amount of earnings, if any, of the Trust with respect to any cash dividends so distributed.

     7.03 Distribution of Plan Shares.

     (a) Timing of Distributions: General Rule. Except as provided in Subsections (d) and (e) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

     (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

     (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Parent, Savings Bank or Subsidiary which employs or employed such recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d) Timing: Exception for 10% Shareholders. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five (5) years from the effective date of the Savings Bank's Conversion to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock held by parties other than Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Recipient or his Beneficiary on the date which is five years from the effective date of the Savings Bank's Conversion.

     (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations as determined by the Board.

     7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non- forfeitable, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  Article VIII
                                  ------------
                                      TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

               (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Savings Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

               (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

               (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

               (f) To employ brokers, agents, custodians, consultants and accountants.

               (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

               (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, except to the extent that such cash dividends are distributed to Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Savings Bank.

     8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Savings Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX
                                   ----------
                                  MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Parent.

     9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Parent all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Recipients to whom they have been awarded. However, the termination of the Trust shall not affect a Recipient's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Recipients under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Parent.

     9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, Savings Bank, or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Recipient to continue in the employ or service of the Parent, Savings Bank, or a Subsidiary thereof.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Recipient.

     9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of Colorado, except to the extent that Federal Law shall be deemed applicable.

     9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by stockholders of the Parent, subject to the receipt of approval or non-objection by the OTS or other applicable banking regulator, if applicable.

     9.08 Term of Plan.  This Plan shall  remain in effect  until the earlier of
(i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Savings Bank under the provisions of
Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

ANNEX C


                                 REVOCABLE PROXY
                          FIRST COLORADO BANCORP, INC.
- -------------------------------------------------------------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 24, 1996
- -------------------------------------------------------------------------------

      The undersigned hereby appoints the official proxy committee of the Board of Directors of the First Colorado Bancorp, Inc. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the Denver Marriott West, 1717 Denver West Marriott Boulevard, Golden, Colorado, on Wednesday, July 24, 1996, at 3:00 p.m. and at any and all adjournments thereof, as follows:

                                                 FOR    AGAINST   ABSTAIN
                                                 ---    -------   -------

1.    The approval of the First Colorado
      Bancorp, Inc. 1996 Stock Option Plan.      |_|      |_|       |_|

2.    The approval of the First Federal Bank
      of Colorado Management Stock Bonus Plan.   |_|      |_|       |_|

      The Board of Directors recommends a vote "FOR" all of the listed propositions.

- -------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, A SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
- -------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting and a proxy statement dated June 10, 1996.

Dated:_____________________ , 1996  |_| Please check here if you plan to attend
                                        the Meeting.


- -------------------------                 -------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


- -------------------------                 -------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

- -------------------------------------------------------------------------------
            PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
- -------------------------------------------------------------------------------

ANNEX D

                                 SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         First Colorado Bancorp, Inc.
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- -------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]       $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-
            6(i)(2) or Item 22(a)(2) of Schedule 14A.
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
- -------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------------
      (5)  Total fee paid:
- -------------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.
- -------------------------------------------------------------------------------
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
- -------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
- -------------------------------------------------------------------------------
      (3) Filing Party:
- -------------------------------------------------------------------------------
      (4) Date Filed:
- -------------------------------------------------------------------------------